UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): May 8, 2018
____________________
TransUnion

(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,
Chicago, Illinois 60661
(312) 985-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

TransUnion (the “Company”) held its Annual Meeting on May 8, 2018. The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	Election of two directors, who are currently serving on the Company’s board of directors, to serve a three-year term expiring at the 2021 annual meeting.

2.	Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The final voting results for each of these proposals are detailed below. For additional information on these proposals, please see the Company’s 2018 Proxy Statement (the “Proxy Statement”).

Proposal 1: Election of Directors
The following nominee was elected to the Board of Directors for a three-year term expiring in 2021:

	FOR	WITHHELD	BROKER NON-VOTES
Pamela A. Joseph	130,270,290	32,717,420	7,538,890
James M. Peck	131,626,467	31,361,243	7,538,890

The following directors, who were not up for reelection at the Annual Meeting, continue to serve as directors following the meeting: George M. Awad, Suzanne P. Clark, Siddharth N. (Bobby) Mehta, Thomas L. Monahan, III, Leo F. Mullin and Andrew Prozes.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved as follows:

FOR	AGAINST	ABSTAIN
169,667,667	845,157	13,776

Item 8.01 Other Events.

On May 9, 2018, the Company issued a press release announcing that its Board of Directors had declared a dividend for the first quarter of 2018 of $0.075 per share. The dividend will be paid on June 7, 2018 to stockholders of record on May 23, 2018. A copy of the press release is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release of TransUnion dated May 9, 2018, announcing declaration of dividend for the first quarter of 2018.
.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.
TRANSUNION
Date: May 11, 2018
By:      /s/ Mick Forde
Name:    Mick Forde
Title:      Senior Vice President